Exhibit 13.01

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Braskem S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F, as amended, for the fiscal year ended December 31, 2015 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in Amendment No. 2 to the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 2, 2017
/s/ Fernando Musa
Name: Fernando Musa
Title: Chief Executive Officer

/s/ Pedro van Langendonck Teixeira de Freitas
Name: Pedro van Langendonck Teixeira de Freitas
Title: Chief Financial Officer